Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Guillaume Marie Jean Rutten, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Amkor Technology, Inc. on Form 10-K for the year ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Amkor Technology, Inc.

/s/ Guillaume Marie Jean Rutten
By:	Guillaume Marie Jean Rutten
Title:	President and Chief Executive Officer
Date:	February 19, 2021

I, Megan Faust, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Amkor Technology, Inc. on Form 10-K for the year ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Amkor Technology, Inc.

/s/ Megan Faust
By:	Megan Faust
Title:	Executive Vice President and Chief Financial Officer
Date:	February 19, 2021